Exhibit 99.2 Portland General Electric Earnings Conference call Second quarter 2019

Cautionary statement Information current as of August 2, 2019 Except as expressly noted, the information in this presentation is current as of August 2, 2019 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update this presentation, except as may be required by law. Forward-looking statements Statements in this presentation that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; general economic and financial market conditions; severe weather conditions, wildfires, and other natural phenomena and natural disasters that could result in operational disruptions, unanticipated restoration costs, or liability for third party property damage; and cyber security breaches of the company’s customer information system or operating systems, which may affect customer bills or other aspects of our operations. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this presentation are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this presentation, whether as a result of new information, future events, changes in assumptions or otherwise. Prospective investors should also review the risks, assumptions and uncertainties listed in the company’s most recent annual report on form 10-K and in other documents that we file with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership presenting today Maria Pope President and CEO On today's call • Financial performance • Economic and legislative update • 2019 Integrated Resource Plan • Integrated Operations Center • Capital planning update Jim Lobdell • Financial update Senior VP of Finance, CFO & Treasurer 3

Second quarter 2019 earnings results Q2 2019 Q2 2018 Net income (in $ millions) $25 $46 Diluted earnings per share (EPS) $0.28 $0.51 $0.82 $0.72 $1.25 - $1.40* $0.59 $0.55 $0.28 $0.51 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2019 Diluted EPS: 2018 Diluted EPS: $2.35 - $2.50 $2.37 4 *Estimates based on 2019 guidance range

Economic and legislative updates Our economy is strong • Retail energy deliveries increased 0.8% on a weather-adjusted basis, driven by industrial energy deliveries • Unemployment rate of 3.5% in our service area* • Long term expansion in high tech and data centers Our 2019 session achievements • Reducing transportation GHG emissions, boosting EV adoption to support Oregon's climate goals • Providing additional energy efficiency measures for low-income customers • Continuing work toward cost-effective energy and climate policies *PGE-3 County Average, June 2019, Source: State of Oregon Employment Department 5

2019 Integrated Resource Plan July 2019 Q3-Q4 2019 January 2020 IRP filed Comments filed by Staff/ Staff memorandum and Stakeholders/PGE final order expected The plan reflects our focus on meeting customer needs and addressing stakeholder feedback Action Plan • Customer resource actions - increased energy efficiency, demand response, storage and dispatchable standby generation • Renewable resource actions - a renewable RFP of 150 MWa, estimated online 2023 • Capacity resource actions - a multi-stage procurement process for approximately 595 MW of cost-competitive capacity 6

Integrated Operations Center A new 24/7 center for key operations: • Advances our integrated grid strategy • Significantly improves seismic resilience, cyber and physical security • Improves monitoring, control and optimization of distributed assets and our distribution system 7

Second quarter 2019 earnings bridge $0.51 $2.10 $(0.07) $(0.05) $0.01 $0.28 $(0.07) $(0.05) Q2 Revenues, Weather Operating Production Other Q2 2018 purchased and expense tax credits 2019 power and decoupling fuel* 8 *Revenues include retail revenues, wholesale revenues and other operating revenues

Capital planning 800 $725 700 $620 $585 600 $505 $500 500 400 300 200 100 0 2019 2020 2021 2022 2023 Ongoing capital expenditures Wheatridge Renewable Energy Facility Integrated Operations Center Investments include: • Updating, replacing aging generation, transmission and distribution equipment • Investments to construct the Integrated Operations Center • Strengthening the power grid for earthquakes, cyberattacks and other potential threats • Adding 100 MW of wind generation at Wheatridge Renewable Energy Facility 9 *Capital expenditures for 2019 through 2023 exclude allowance for funds used under construction

Liquidity and financing Total Liquidity 2019 Ratings S&P Moody's (as of 6/30/19) (in $ millions) Credit Facilities $ 483 Senior Secured A A1 Letters of Credit 160 Senior Unsecured BBB+ A3 Cash 11 Commercial Paper A-2 Prime-2 Available $ 654 Outlook Positive Stable Financings Q1 2019 Q2 2019 Q3 2019 Q4 2019 Issued $200 million First Mortgage Issuing up to $230 million Bonds Repaid $300 million 10